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                                                                    EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Rural Cellular Corporation's previously filed Registration Statements on Form S-8 (File Numbers 333-10815 and 333-10817).

                                                     ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 30, 1998